UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 20, 2024

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220

Boca Raton, FL 33431

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (561) 961-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

TherapeuticsMD, Inc., a Nevada corporation (the “Company”), will hold its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) on Thursday, December 5, 2024. Holders of record of the Company’s common stock outstanding as of the close of business on Thursday, October 17, 2024, will be entitled to notice of, and to vote at, the 2024 Annual Meeting. The time, place and detailed information regarding the proposals to be presented at the 2024 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2024 Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”).

Because the scheduled date of the 2024 Annual Meeting is more than thirty (30) days after the anniversary of the Company’s 2023 annual meeting of stockholders, prior disclosed deadlines regarding the submission of stockholder proposals for the 2024 Annual Meeting are no longer applicable. The Company is hereby providing notice of certain revised deadlines for the submission of stockholder proposals in connection with the 2024 Annual Meeting.

Stockholders who intend to present proposals for inclusion in the Company’s proxy materials for the 2024 Annual Meeting pursuant to Rule 14a-8 ( “Rule 14a-8”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposals are received by the Company, in writing, at 951 Yamato Road, Suite 220, Boca Raton, FL 33431, and be directed to the attention of the Corporate Secretary, no later than September 30, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials for the 2024 Annual Meeting, and must furthermore comply with all applicable SEC rules, including the applicable requirements of Rule 14a-8.

To be considered timely, stockholders who intend to present proposals for director nominations or any other proposal at the 2024 Annual Meeting must provide notice in writing to the Company at 951 Yamato Road, Suite 220, Boca Raton, FL 33431, and be directed to the attention of the Corporate Secretary, no later than the close of business on September 30, 2024, the tenth calendar day following the date of this Current Report on Form 8-K publicly announcing the date of the 2024 Annual Meeting. Stockholders are advised to review the Company’s bylaws, as amended, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAPEUTICSMD, INC.

Date: September 20, 2024	/s/ Marlan Walker
Marlan Walker
Chief Executive Officer